Exhibit 99.1

               PNM Resources Earns $25.0 Million in First Quarter

           Lower wholesale power prices reduced revenues and earnings

ALBUQUERQUE, N.M. April 23, 2002 -PNM Resources (NYSE:PNM) today reported net earnings of $25.0 million, or $0.63 per diluted share, for the quarter ended March 31, 2002, compared to net earnings of $63.6 million, or $1.60 per diluted share, for the first quarter of 2001. Total operating revenues for the quarter were $314.0 million, compared to $736.5 million for the same period last year.

There were no one-time items or non-recurring gains or losses included in earnings for the first quarter 2002. In the comparable quarter last year, the company recorded non-recurring losses related to the impairment of a technology investment and transaction costs for the terminated Western Resources transaction that reduced earnings by $0.18 cents per share; ongoing earnings for the first quarter 2001 were $1.78 per diluted share.

Power Marketing

Lower wholesale power prices compared to the same period last year were primarily responsible for the overall decline in revenues and earnings in the latest quarter. Wholesale revenues averaged $24 per megawatt-hour (MWh) for the quarter, compared to an average of $135 per MWh in the same period in 2001.

"A weak regional economy and mild weather in the Western US reduced prices for power below last year's levels," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba. "Although we have seen some recovery in the wholesale market from the lows reached at the end of last year, margins and marketing activity are still significantly below the record levels they reached in the first quarter of 2001."

Forward power prices trended upward through the first quarter, although still substantially below last year. As the region enters the summer period of peak power demand, pricing levels and activity in the wholesale market will depend upon:
     -  temperatures in the Western states,
     -  the strength of the economic recovery now underway,
     - the availability of generation resources to meet the growing demand for power, and
     -  regulatory policy.

Wholesale electric volume for the latest quarter was 2.3 million MWh, down 26 percent from the 3.2 million MWh in wholesale sales during the comparable period in 2001.

Fuel and purchased power expense for first quarter 2002 was down 74 percent from the same period last year, primarily due to the reduced trading volume. Total non-fuel operations and maintenance expense for the quarter was up 3.1 percent, to $40.6 million, primarily due to increased labor expenses and an increase in costs associated with the Four Corners Generating Station, in which PNM is a part owner.

Utility Operations

PNM's electric and gas utility, which serves 382,000 electric and 444,000 gas customers in New Mexico, reported an 0.7 percent increase in electric revenues for the period, to $135.2 million. Gas revenues, which include the cost of gas passed through to customers, declined 43.1 percent for the quarter, to $109.2 million, primarily as the result of lower natural gas prices during the first quarter of 2002 as compared to the same period in the previous year.

Weather for the quarter in PNM's New Mexico service territory was relatively unchanged from the previous year. Retail electric sales increased 1.2 percent for the quarter.

Earnings Guidance

Based on first quarter results and management's forecast of wholesale price trends through the remainder of the year, PNM Resources has revised its 2002 earnings guidance to between $2.60 and $2.85 per diluted share, down from the previous guidance in the range of $3.00.

Factors that could affect results include: prices prevailing in the wholesale power market and the cost of natural gas; the level of trading activity in the market; and relative amount of price movement within the market over the course of the year.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. Its principal subsidiary is Public Service Company of New Mexico, which provides electric power and natural gas utility services to more than 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western US. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.

The PNM Resources first quarter conference call with financial analysts and investors will be broadcast live over the Internet at 9:00 a.m. EDT on Wednesday, April 24. The webcast can be accessed through the company website at pnm.com.

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS

                                                              Three Months Ended
                                                                   March 31
                                                       ---------------------------------
                                                            2002              2001
                                                       ---------------   ---------------
                                                                 (Unaudited)
                                                   (In thousands except per share) amounts)
  Operating Revenues
     Electric.....................................          $203,963          $544,594
     Gas..........................................           109,201           191,936
     Unregulated..................................               832                 -
                                                       ---------------   ---------------

       Total operating revenues...................           313,996           736,530
                                                       ---------------   ---------------

  Operating Expenses
     Cost of energy sold..........................           155,784           497,098
     Operation and maintenance expenses...........            82,896            89,790
     Depreciation and amortization................            24,778            24,219
     Taxes, other than income taxes...............             8,484             7,217
     Income taxes, net............................             9,366            40,906
                                                       ---------------   ---------------
       Total operating expenses...................           281,308           659,230
                                                       ---------------   ---------------
       Operating income...........................            32,688            77,300
                                                       ---------------   ---------------
  Other Income and Deductions, Net of Tax.........             7,387             2,634
                                                       ---------------   ---------------
       Income before interest charges.............            40,075            79,934

  Net Interest Charges............................            15,126            16,382
                                                       ---------------   ---------------
  Net Earnings....................................            24,949            63,552

  Preferred Stock Dividend Requirements...........               146               146
                                                       ---------------   ---------------
  Net Earnings Applicable to Common Stock.........          $ 24,803         $  63,406
                                                       ===============   ===============
  Earnings Per Share of Common Stock (Basic)......          $   0.63          $   1.62
                                                       ===============   ===============
  Average Shares Outstanding (Basic)..............            39,118            39,118
                                                       ===============   ===============
  Earnings Per Share of Common Stock (Diluted)....          $   0.63          $   1.60
                                                       ===============   ===============
  Average Shares Outstanding (Diluted)............            39,649            39,599
                                                       ===============   ===============
  Dividends Paid Per Share of Common Stock........          $   0.20          $   0.20
                                                       ===============   ===============


                      PNM RESOURCES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                     March 31,        December 31,
                                                                  ----------------  ------------------
                                                                       2002               2001
                                                                  ----------------  ------------------
                                                                    (Unaudited)
                                                                            (In thousands)
  ASSETS
     Total utility plant.........................................     $2,748,636          $2,738,990
     Accumulated depreciation and amortization...................     (1,254,787)         (1,234,629)
     Construction work in progress...............................        301,646             249,656
     Nuclear fuel, net of accumulated amortization...............         25,817              26,940
                                                                  ----------------  ------------------
       Net Utility Plant.........................................      1,821,312           1,780,957
                                                                  ----------------  ------------------
   Other Property and Investments................................        441,824             554,237
                                                                  ----------------  ------------------
  Current Assets
     Cash and cash equivalents...................................          9,979              26,057
     Accounts receivables, net of allowance for
        uncollectible accounts...................................        120,599             147,787
     Other receivables...........................................         44,495              52,158
     Inventories.................................................         37,259              36,483
     Short-term investments......................................        152,687              45,111
     Other current assets........................................         33,761              41,901
                                                                  ----------------  ------------------
       Total Current Assets......................................        398,780             349,497
                                                                  ----------------  ------------------
  Deferred Charges...............................................        268,543             249,947
                                                                  ----------------  ------------------
       Total Assets..............................................     $2,930,459          $2,934,638
                                                                  ================  ==================


                      PNM RESOURCES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                           March 31,        December 31,
                                                                        ----------------  ------------------
                                                                             2002               2001
                                                                        ----------------  ------------------
                                                                          (Unaudited)
                                                                                  (In thousands)
  CAPITALIZATION AND LIABILIITES
  Capitalization
     Common stock.....................................................      $  623,149          $  625,632
     Accumulated other comprehensive income, net of tax...............         (26,422)            (28,996)
     Retained earnings................................................         431,586             415,388
     Minority interest................................................          11,053              11,652
     Preferred stock..................................................          12,800              12,800
     Long-term debt, less current maturities..........................         953,897             953,884
                                                                        ----------------  ------------------
      Total Capitalization...........................................        2,006,063           1,990,360
                                                                        ----------------  ------------------
  Current Liabilities
     Short-term debt..................................................          77,800              35,000
     Accounts payable.................................................          99,592             120,918
     Accrued interest and taxes.......................................          53,050              72,022
     Other current liabilities........................................          86,774             101,697
                                                                        ----------------  ------------------
       Total Current Liabilities......................................         317,216             329,637
                                                                        ----------------  ------------------
  Deferred Credits
     Accumulated deferred income taxes................................         120,359             120,153
     Accumulated deferred investment tax credits......................          43,931              44,714
     Other deferred credits...........................................         442,890             449,774
                                                                        ----------------  ------------------
       Total Deferred Credits.........................................         607,180             614,641
                                                                        ----------------  ------------------
       Total Capitalization and Liabilities...........................     $ 2,930,459         $ 2,934,638
                                                                        ================  ==================


                      PNM RESOURCES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                   Three Months Ended
                                                                                       March 31,
                                                                            ---------------------------------
                                                                                 2002              2001
                                                                            ---------------   ---------------
                                                                             (Unaudited)
                                                                                     (In thousands)
  Cash Flows From Operating Activities:
    Net earnings...........................................................      $ 24,949          $ 63,552
    Adjustments to reconcile net earnings to net cash flows
      from operating activities:
        Depreciation and amortization......................................        27,352            25,080
        Other, net.........................................................       (25,853)            6,462
        Changes in certain assets and liabilities:
          Accounts receivables.............................................        27,188           (33,388)
          Other assets.....................................................        (6,279)           23,630
          Accounts payable.................................................       (21,326)          (40,075)
          Other liabilities................................................       (31,846)           64,251
                                                                            ---------------   ---------------
                Net cash flows (used) provided from operating activities...        (5,815)          109,512
                                                                            ---------------   ---------------
  Cash Flows From Investing Activities:
    Utility plant additions................................................       (69,420)          (55,820)
    Return of principle of PVNGS lease lessor notes........................         8,996             8,535
    Other investing........................................................        18,413               109
                                                                            ---------------   ---------------
                Net cash flows used in investing activities................       (42,011)          (47,176)
                                                                            ---------------   ---------------
  Cash Flows From Financing Activities:
    Borrowings.............................................................        42,800                 -
    Dividends paid.........................................................        (7,970)           (7,965)
    Other Financing........................................................        (3,082)             (761)
                                                                            ---------------   ---------------
        Net cash flows used by financing activities........................        31,748            (8,726)
                                                                            ---------------   ---------------
    Increase (Decrease) in Cash and Cash Equivalents.......................       (16,078)           53,610
    Beginning of Period....................................................        26,057           107,691
                                                                            ---------------   ---------------
    End of Period..........................................................      $  9,979         $ 161,301
                                                                            ===============   ===============
  Supplemental Cash Flow Disclosures:
    Interest paid..........................................................     $  16,183          $ 17,748
                                                                            ===============   ===============
    Income taxes paid, net of refunds......................................     $  38,283          $  3,400
                                                                            ===============   ===============


                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following table shows electric revenues by customer class and average customers:

                                Electric Revenues
                             (Thousands of dollars)

                                                       Three Months Ended
                                                            March 31,
                                                  ------------------------------
                                                      2002            2001
                                                  -------------   --------------

  Residential...................................        $50,722          $49,197
  Commercial....................................         55,005           54,137
  Industrial....................................         19,628           19,837
  Other.........................................         10,066           11,352
                                                  -------------   --------------
                                                  -------------   --------------
                                                       $135,421         $134,523
                                                  =============   ==============

  Average Customers.............................        382,000          375,000
                                                  =============   ==============


       The following table shows electric sales by customer class:

                                 Electric Sales
                                (Megawatt hours)

                                                        Three Months Ended
                                                            March 31,
                                                      2002             2001
                                                   ------------     ------------

   Residential..................................        588,996          572,199
   Commercial...................................        711,259          713,198
   Industrial...................................        392,346          388,135
   Other........................................         46,874           45,033
                                                   ------------     ------------
                                                      1,739,475        1,718,565
                                                   ============     ============

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following table shows gas revenues by customer and average customers:

                                  Gas Revenues
                             (Thousands of dollars)

                                                        Three Months Ended
                                                             March 31,
                                                    ----------------------------
                                                        2002           2001
                                                    -------------  -------------

    Residential...................................        $72,112       $121,589
    Commercial....................................         22,399         36,797
    Industrial....................................            649         13,537
    Transportation*...............................          3,611          4,002
    Other.........................................         10,430         16,011
                                                    -------------  -------------
                                                         $109,201       $191,936
                                                    =============  =============
    Average customers.............................        444,000        435,000
                                                    =============  =============

       *Customer-owned gas.


       The following table shows gas throughput by customer class:

                                 Gas Throughput
                            (Thousands of decatherms)

                                                         Three Months Ended
                                                             March 31,
                                                    ----------------------------
                                                       2002             2001
                                                    -----------      -----------

    Residential..................................        13,516           12,481
    Commercial...................................         4,970            4,207
    Industrial...................................           172            1,980
    Transportation*..............................         7,397            9,178
    Other........................................         1,990            1,667
                                                    -----------      -----------
                                                         28,045           29,513
                                                    ===========      ===========

       *Customer-owned gas.

                                       PNM RESOURCES, INC. AND SUBSIDIARIES
                                         COMPARATIVE OPERATING STATISTICS


       The following table shows revenues by customer class:

                    Generation and Trading Revenues By Market
                             (Thousands of dollars)

                                                    Three Months Ended
                                                        March 31,
                                             --------------------------------
                                                2002               2001
                                            --------------    ---------------

   Intersegment sales....................       $ 81,950            $ 80,917
   Long-term contracts...................         14,337              28,814
   Trading *.............................         51,476             378,051
   Other.................................          2,907               3,383
                                            --------------    ---------------
                                               $ 150,670            $491,165
                                            ==============    ===============

       *Includes mark-to-market gains/(losses).


       The following table shows sales by customer class:

                                      Generation and Trading Sales By Market
                                                 (Megawatt hours)

                                                      Three Months Ended
                                                          March 31,
                                               --------------------------------
                                                  2002               2001
                                              --------------    ---------------

   Intersegment sales.......................      1,739,475          1,718,565
   Long-term contracts......................        281,153            478,053
   Trading..................................      2,060,242          2,680,078
                                              --------------    ---------------
                                                  4,080,870          4,876,696
                                              ==============    ===============